Subsequent Event	12 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENT

21.	SUBSEQUENT EVENT

1.	Registered direct offering

On July 30, 2020, Urban Tea, Inc. (the "Company") and certain institutional investors (the "Purchasers") entered into certain securities purchase agreement (the "July Purchase Agreement"), pursuant to which the Company agreed to sell to such Purchasers an aggregate of 15,000,000 ordinary shares, (the "July Shares") no par value (the "Ordinary Shares"), at a price of $0.40 per share in a registered direct offering, for gross proceeds of approximately $6 million (the "July Offering").

On August 14, 2020, the Company and the Purchasers entered into certain securities purchase agreement (the "August Purchase Agreement," together with the July Purchase Agreement, the "Purchase Agreements"), pursuant to which the Company agreed to sell to such Purchasers an aggregate of 18,750,000 Ordinary Shares, (the "August Shares," together with the July Shares, the "Shares"), at a price of $0.32 per share in a registered direct offering, for gross proceeds of approximately $6 million (the "August Offering," together with the July Offering, the "Offerings").

The Company currently intends to use the net proceeds from the Offerings for working capital and other general corporate purposes. The July Offering closed on August 3, 2020, and the August Offering closed on August 18, 2020.

The Company also entered into certain placement agency agreements dated July 30, 2020 and August 14, 2020 (the "Placement Agency Agreements") with Maxim Group LLC (the "Placement Agent"), pursuant to which the Placement Agent agreed to act as the sole placement agent in connection with the Offering. The Company agreed to pay the Placement Agent an aggregate fee equal to 7.0% of the gross proceeds raised in each of the Offerings. The Company also agreed to reimburse the Placement Agent $5,000 for non-accountable expenses and up to $25,000 for the reasonable and accounted fees and expenses of legal counsel for each of the Offerings.

2.	Opening the first oversea tea house

On August 1, 2020, the Company, through its joint venture, opened the first oversea specialty coffee and tea house under a brand name of "MENO" in West Village near Washington Square Park in Manhattan, New York City.

3.	Share reverse split and regain compliance with NASDAQ requirements

On August 25, 2020, the Company's board approved a 1 for 10 reverse split of its ordinary shares (the "Reverse Split"), which became effective on August 27, 2020.

On September 11, 2020, the Company received a written notification from the Nasdaq Stock Market Listing Qualifications Staff, indicating that the Company has regained compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) based on the Company's closing bid price being $1.00 per share or greater for 10 consecutive business days from August 27 to September 10, 2020.

4.	Entry into a non-binding letter of intent ("LOI")

On August 26, 2020, the Company, through its WFOE, entered into an LOI with Chuangyeying Brand Management Co., Ltd. ("CYY"), Store Master Food Trading Co., Ltd. ("Store Master") and the shareholders of CYY and Store Master.

CYY has franchise permit and owns multiple registered trademarks in China. It currently manages over 300 tea beverages franchisees. Store Master specializes in supply chain management, product research and development, and optimizing long-term and stable supply chains. Store Master also owns a scalable warehouse with an advanced logistics management system. CYY and Store Master are commonly owned by five individuals.

The LOI contemplates that the parties would enter into certain definitive agreement pursuant to which WFOE will acquire 51% of each of the two companies' equity with cash and restricted shares of Urban Tea. If the acquisitions are completed, the collaboration will consolidates the resources and expertise of WFOE, CYY, and Store Master in brand management, sales networks, and supply chain technologies to better serve our customers and expand our business. As the transaction proceeds, the Company will publicly disclose required information either through press releases or SEC filings, as appropriate.

Completion of the acquisition is subject to due diligence investigations by Ming Yun Tang, the negotiation and execution of definitive agreement, satisfaction of the conditions negotiated therein including the approval of the Company's Board of Directors, and the satisfaction of other customary closing conditions. There can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated. Further, readers are cautioned that those portions of the LOI that describe the proposed transaction, including the consideration to be issued therein, are non-binding.

5.	Entry into a share purchase agreement with Guokui Management Inc. ("Guokui")

On September 23, 2020, the Company entered into a share purchase agreement (the "Agreement"), pursuant to which the Company agreed to pay $400,000 in cash to acquire 80% of the equity interest in Guokui. Guokui is incorporated under the laws of New York State and has been operating CROP CIRCLE, a casual street food restaurant in New York City, since August 2020.

Upon closing of the transaction contemplated by the Agreement, the Company will own the registered trademark of "CROP CIRCLE" in the United States and operate the restaurant under the brand name of Crop Circle, which features guokui, an oval shaped baked flatbread with various filling selections, a popular street snack originating from Shaanxi Province of China. CROP CIRCLE also provides other meals combining classic and modern styles.